UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


        Date of report (Date of earliest event reported): April 9, 2003


                            First South Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                     0-22219                  56-1999749
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(State or Other Jurisdiction)         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)



             1311 Carolina Avenue, Washington, North Carolina 27889
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (252) 946-4178
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               Registrant's telephone number, including area code:




                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)  Not applicable


(b)  Not applicable


(c)  The following exhibit is filed herewith:


      Exhibit 99.1    Press Release dated April 9, 2003


Item 9.  Regulation FD Disclosure
---------------------------------

     On April 9, 2003, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the three months ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST SOUTH BANCORP, INC.



Date:    April 17, 2003                   By: /s/ William L. Wall
                                              ----------------------------------
                                              William L. Wall
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer